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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JUNE 14, 2005
                                                           -------------

                             NEW VALLEY CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

         1-2493                                       13-5482050
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(Commission File Number)                 (I.R.S. Employer Identification No.)

 100 S.E. SECOND STREET, MIAMI, FLORIDA                             33131
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(Address of Principal Executive Offices)                         (Zip Code)

                                 (305) 579-8000
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              (Registrant's Telephone Number, Including Area Code)

                                (NOT APPLICABLE)
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01. OTHER EVENTS

         On March 15, 2005, counsel for New Valley Corporation ("New Valley") and its majority stockholder, Vector Group Ltd. ("Vector"), advised the Delaware Chancery Court that the parties had settled a stockholder derivative suit filed against New Valley, as a nominal defendant, its directors and Brooke Group Holding Inc., an indirect wholly-owned subsidiary of Vector. The suit (Goodwin v. New Valley Corporation) alleged, among other things, that New Valley paid excessive consideration to purchase in 1997 Vector's BrookeMil Ltd. subsidiary, which was engaged in the real estate business in Russia. The defendants did not admit any wrongdoing as part of the settlement, which was subject to court approval. Pursuant to the settlement, Vector agreed to pay $7,000,000 to New Valley and New Valley agreed to pay legal fees and expenses, of up to $2,150,000.

         On June 14, 2005, the Delaware Chancery Court entered a Final Order approving the settlement and the related legal fees and expenses. Under the terms of the settlement, New Valley paid $2,150,000 of legal fees on June 16, 2005 and Vector is obligated to pay $7,000,000 to New Valley five business days after the expiration of the 30-day appeal period.

         New Valley will record the receipt of $7,000,000 as additional paid-in-capital upon receipt. New Valley accrued the legal fees and expenses of $2,150,000 during the year ended December 31, 2004 and charged the amount to general and administrative expenses.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             NEW VALLEY CORPORATION


                                             /s/ J. BRYANT KIRKLAND III
                                             ----------------------------------
Date: June 20, 2005                          J. Bryant Kirkland III
                                             Vice President, Treasurer and
                                             Chief Financial Officer








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